UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 18, 2012

PSIVIDA CORP.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

(617) 926-5000

Registrant’s Telephone Number (Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 18, 2012, the Board of Directors of pSivida Corp. amended pSivida’s bylaws to provide that a quorum for any matter subject to a vote of pSivida’s stockholders will be one-third of the shares entitled to vote on such matter. Prior to the amendment, a quorum consisted of a majority of the shares entitled to vote on a matter.

pSivida’s bylaws as amended are attached as Exhibit 3.1.

ITEM 8.01.	Other Events.

On July 19, 2012, pSivida issued a press release announcing that it has received approval from the U.S. Food and Drug Administration of its Investigational New Drug application for the development of its injectable sustained release device in posterior uveitis and plans to conduct two Phase III trials. A copy of this press release is filed as Exhibit 99.1 hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

3.1	Bylaws as amended through July 18, 2012

99.1	Press Release, dated July 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSIVIDA CORP.

/s/ Lori Freedman
Name: Lori Freedman
Title: Vice President Corporate Affairs,
General Counsel and Secretary

Dated: July 19, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Bylaws as amended through July 18, 2012

99.1	Press Release, dated July 19, 2012